As filed with the Securities and Exchange Commission on October 13, 2009
Registration No. 333-161917
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pre-Effective
Amendment No. 2
to
Form S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Converted Organics Inc.
(Exact name of registrant as specified in its charter)

Delaware	2873	20-4075963
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

7A Commercial Wharf West
Boston, MA 02110
(617) 624-0111
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Edward J. Gildea
Chief Executive Officer
7A Commercial Wharf West
Boston, MA 02110
(617) 624-0111
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Ralph V. De Martino, Esq. Cavas S. Pavri, Esq. Cozen O’Connor The Army & Navy Club Building 1627 I Street, NW, Suite 1100 Washington, DC 20006 (202) 912-4800 Facsimile: (202) 912-4830	Kenneth R. Koch, Esq. Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. The Chrysler Center 666 Third Avenue New York, NY 10017 (212) 935-3000 Facsimile: (212) 983-3115

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☑

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Offering Price per	Aggregate	Registration
Securities to be Registered	Registered	Security(1)	Offering Price(1)	Fee
Units, each consisting of one share of Common Stock, $.0001 par value, and one Class H Warrant(2)	14,375,000 Units	$1.36	$19,550,000	$1,090.89
Shares of Common Stock included as part of the Units(2)	14,375,000 Shares	—	—		(3)
Class H Warrants included as part of the Units(2)	14,375,000 Class H Warrants	—	—		(3)
Shares of Common Stock underlying the Class H Warrants included in the Units(4)	14,375,000 Shares of Common Stock	$1.63	$23,431,250	$1,307.47
Representative’s Unit Purchase Option	1	$100.00	$100	$1.00
Units underlying the Representative’s Unit Purchase Option (“Underwriters’ Units”)(4)	500,000 Units	$1.36	$680,000	$37.95
Shares of Common Stock included as part of the Underwriters’ Units(4)	500,000 Shares of Common Stock	—	—		(3)
Class H Warrants included as part of the Underwriters’ Units(4)	500,000 Class H Warrants	—	—		(3)
Shares of Common Stock underlying the Class H Warrants included in the Underwriters’ Units(4)	500,000 Shares of Common Stock	$1.63	$815,000	$45.48
Total			$44,476,350	$2,482.79	(5)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Includes 1,875,000 Units, 1,875,000 shares of Common Stock and 1,875,000 Class H Warrants underlying such Units which may be issued on exercise of a 45-day option granted to the Underwriters to cover over-allotments, if any.
(3)	No fee pursuant to Rule 457(g).
(4)	Pursuant to Rule 416, there are also being registered such additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions as a result of the anti-dilution provisions contained in the Class H Warrants.
(5)	Previously paid

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Explanatory Note

This Amendment No. 2 is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-1 (File No. 333-161917) and to update Item 13, no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 14, 15, 16(b) and 17 of Part II of the Registration Statement have been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution

The following table sets forth the costs and expenses, other than underwriting discounts, payable by the registrant in connection with the sale of the shares of common stock being registered. All amounts are estimates except the fees payable to the SEC.

SEC Registration Fee	$2,482.79
NASDAQ Filing Fee	$40,000
Printing Expenses	$75,000
Accounting Fees and Expenses	$55,000
Legal Fees and Expenses	$130,000
Miscellaneous	$10,000
Total	$312,482.79

Item 16.	Exhibits and Financial Statement Schedules

Exhibit
Number		Description

1	.1†	Form of Underwriting Agreement
2.1		Asset Purchase Agreement between the Registrant and United Organic Products, LLC, dated January 21, 2008 (incorporated by reference to Exhibit 2.02 to our current report on Form 8-K filed January 29, 2008)
2.2		Asset Purchase Agreement between the Registrant and Waste Recovery Industries, LLC, dated January 21, 2008 (incorporated by reference to Exhibit 2.03 to our current report on Form 8-K filed January 29, 2008)
3.1		Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form SB-2 filed June 21, 2006)
3.2		Amendment to Certificate of Incorporation (previously filed)
3.2		Registrant’s Bylaws (incorporated by reference to Exhibit 3.2 to our Registration Statement on Form SB-2 filed June 21, 2006)
4.1		Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to our Form SB-2/A filed January 25, 2007)
4.2		Form of Class B Warrant (incorporated by reference to Exhibit B to Exhibit 4.5 on Post-Effective Amendment No. 1 to our Registration Statement on Form SB-2 filed February 20, 2007)
4.3		Form of Unit Certificate (incorporated by reference to Exhibit 4.4 on Post-Effective Amendment No. 1 to our Registration Statement on Form SB-2 filed February 20, 2007)
4.4		Class A and Class B Warrant Agreement between the Registrant and Computershare Shareholder Services, Inc. and Computershare Trust Company N.A., dated February 16, 2007 (incorporated by reference to Exhibit 4.5 on Post-Effective Amendment No. 1 to our Registration Statement on Form SB-2 filed February 20, 2007)
4.5		Form of Representative’s Purchase Warrant issued in IPO (incorporated by reference to Exhibit 4.6 to our Registration Statement on Form SB-2 filed June 21, 2006)
4.6		Form of Class C Warrant (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed May 13, 2009)
4.7		Form of Class D Warrant (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed May 13, 2009)
4.8		Form of Class E Warrant (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed May 20, 2009 and to Exhibit 10.1 to our current report on Form 8-K filed May 27, 2009)
4.9		Form of Class F Warrant (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed July 16, 2009)
4.10		Form of Class G Warrant (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed September 14, 2009)
4.11		Secured Convertible Promissory Note dated September 14, 2009 payable to Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.4 to our current report on Form 8-K filed September 14, 2009)
4	.12†	Form of Class H Warrant
4	.13†	Warrant Agreement between Company and Warrant Agent
4	.14†	Form of Unit Certificate
4	.15†	Form of Representative’s Purchase Option
5	.1†	Opinion of Cozen O’Connor
10.1		Form of Bridge Loan Documents dated March 2, 2006 (incorporated by reference to Exhibit 10.1 to our Registration Statement on Form SB-2 filed June 21, 2006)
10	.1A	Form of Bridge Loan Documents dated April 11, 2006 (incorporated by reference to Exhibit 10.1A to our Registration Statement on Form SB-2 filed June 21, 2006)
10.2		Amended and Restated 2006 Stock Option Plan and Form of Stock Option Agreement (incorporated by reference to Exhibit 10.2 to Annex A of our Definitive Proxy Statement filed March 5, 2008)
10.3		Service Agreement between the Registrant and ECAP, LLC, dated March 1, 2006 (incorporated by reference to Exhibit 10.3 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.4		Lease Agreement between the Registrant and Recycling Technology Development, LLC, dated June 2, 2006 (incorporated by reference to Exhibit 10.4 to our Registration Statement on Form SB-2 filed June 21, 2006)

Exhibit
Number		Description

10	.4A	Amendment to the Lease Agreement between the Registrant and Recycling Technology Development dated January 18, 2007 (incorporated by reference to Exhibit 10.4A to our Form SB-2/A filed January 25, 2007)
10.5		Employment Agreement between the Registrant and Edward J. Gildea, dated March 2, 2006 (incorporated by reference to Exhibit 10.5 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.6		Employment Agreement between the Registrant and John A. Walsdorf, dated March 2, 2006 (incorporated by reference to Exhibit 10.7 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.7		Agreement between the Registrant and Weston Solutions, Inc., dated May 29, 2003 and modification dated October 6, 2004 (incorporated by reference to Exhibit 10.9 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.8		IBR Plant License Agreement between International Bio Recovery Corporation and Mining Organics Management LLC, dated July 15, 2003 (incorporated by reference to Exhibit 10.10 to our Form SB-2/A filed July 5, 2006)
10.9		Revision dated February 9, 2006 to IBR Plant License Agreement dated July 15, 2003 (incorporated by reference to Exhibit 10.11 to our Form SB-2/A filed July 5, 2006)
10.10		Secured Convertible Promissory Note in favor of United Organic Products, LLC, dated January 24, 2008 (incorporated by reference to Exhibit 2.04 to our current report on Form 8-K filed January 29, 2008)
10.11		Secured Promissory Note in favor of Waste Recovery Industries, LLC, dated January 24, 2008 (incorporated by reference to Exhibit 2.05 to our current report on Form 8-K filed January 29, 2008)
10.12		New Jersey Economic Development Authority $17,500,000 Solid Waste Facilities Revenue Bonds (Converted Organics of Woodbridge, LLC — 2007 Project), dated February 16, 2007 (incorporated by reference to Exhibit 10.13 to our annual report on Form 10-K for the year ended December 31, 2008)
10.13		Secured Convertible Promissory Note in favor of SNC-Lavalin Project Services, Inc., dated June 16, 2009 (incorporated by reference to Exhibit 10.14 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009)
10.14		Secured Convertible Promissory Note in favor of Hatzel & Buehler, Inc. (incorporated by reference to Exhibit 10.15 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009)
10.15		Secured Convertible Promissory Note in favor of Recycling Technology Development, LLC dated March 31, 2009 (incorporated by reference to Exhibit 10.16 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009)
10.16		Subscription Agreement dated September 14, 2009 by and among Converted Organics Inc. and Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed September 14, 2009)
10.17		Security Agreement dated September 14, 2009 by and among Converted Organics Inc. and Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed September 14, 2009)
10.18		Subsidiary Security Agreement dated September 14, 2009 by and among Converted Organics of California, LLC, Converted Organics of Woodbridge, LLC and Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed September 14, 2009)
10.19		Subsidiary Guaranty dated September 14, 2009 by Converted Organics of California, LLC and Converted Organics of Woodbridge, LLC for the benefit of Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.6 to our current report on Form 8-K filed September 14, 2009)
21.1		Subsidiaries of the Company (previously filed)
23.1		Consent of CCR LLP (previously filed)
24.1		Power of Attorney (previously filed with the signature page to the Form S-1)

*	To be filed by amendment.

†	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on October 13, 2009.

CONVERTED ORGANICS INC.

By:	/s/ Edward J. Gildea
Name:     Edward J. Gildea

Title:	Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Edward J. Gildea Edward J. Gildea		Chairman, President and Chief Executive Officer (Principal Executive Officer)	October 13, 2009

/s/ David R. Allen David R. Allen		Chief Financial Officer, Executive Vice President of Administration (Principal Financial Officer)	October 13, 2009

/s/ Ellen P. O’Neil Ellen P. O’Neil		Chief Accounting Officer	October 13, 2009

* Robert E. Cell		Director	October 13, 2009

* John P. DeVillars		Director	October 13, 2009

* Edward A. Stoltenberg		Director	October 13, 2009

*By:	/s/ Edward J. Gildea Edward J. Gildea, Attorney-in-fact

EXHIBIT INDEX

Exhibit
Number		Description

1	.1†	Form of Underwriting Agreement
2.1		Asset Purchase Agreement between the Registrant and United Organic Products, LLC, dated January 21, 2008 (incorporated by reference to Exhibit 2.02 to our current report on Form 8-K filed January 29, 2008)
2.2		Asset Purchase Agreement between the Registrant and Waste Recovery Industries, LLC, dated January 21, 2008 (incorporated by reference to Exhibit 2.03 to our current report on Form 8-K filed January 29, 2008)
3.1		Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form SB-2 filed June 21, 2006)
3.2		Amendment to Certificate of Incorporation (previously filed)
3.3		Registrant’s Bylaws (incorporated by reference to Exhibit 3.2 to our Registration Statement on Form SB-2 filed June 21, 2006)
4.1		Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to our Form SB-2/A filed January 25, 2007)
4.2		Form of Class B Warrant (incorporated by reference to Exhibit B to Exhibit 4.5 on Post-Effective Amendment No. 1 to our Registration Statement on Form SB-2 filed February 20, 2007)
4.3		Form of Unit Certificate (incorporated by reference to Exhibit 4.4 on Post-Effective Amendment No. 1 to our Registration Statement on Form SB-2 filed February 20, 2007)
4.4		Class A and Class B Warrant Agreement between the Registrant and Computershare Shareholder Services, Inc. and Computershare Trust Company N.A., dated February 16, 2007 (incorporated by reference to Exhibit 4.5 on Post-Effective Amendment No. 1 to our Registration Statement on Form SB-2 filed February 20, 2007)
4.5		Form of Representative’s Purchase Warrant issued in IPO (incorporated by reference to Exhibit 4.6 to our Registration Statement on Form SB-2 filed June 21, 2006)
4.6		Form of Class C Warrant (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed May 13, 2009)
4.7		Form of Class D Warrant (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed May 13, 2009)
4.8		Form of Class E Warrant (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed May 20, 2009 and to Exhibit 10.1 to our current report on Form 8-K filed May 27, 2009)
4.9		Form of Class F Warrant (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed July 16, 2009)
4.10		Form of Class G Warrant (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed September 14, 2009)
4.11		Secured Convertible Promissory Note dated September 14, 2009 payable to Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.4 to our current report on Form 8-K filed September 14, 2009)
4	.12†	Form of Class H Warrant
4	.13†	Warrant Agreement between Company and Warrant Agent
4	.14†	Form of Unit Certificate
4	.15†	Form of Representative’s Purchase Option
5	.1†	Opinion of Cozen O’Connor
10.1		Amended and Restated 2006 Stock Option Plan and Form of Stock Option Agreement (incorporated by reference to Exhibit 10.2 to Annex A of our Definitive Proxy Statement filed March 5, 2008)
10.2		Service Agreement between the Registrant and ECAP, LLC, dated March 1, 2006 (incorporated by reference to Exhibit 10.3 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.3		Lease Agreement between the Registrant and Recycling Technology Development, LLC, dated June 2, 2006 (incorporated by reference to Exhibit 10.4 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.4		Amendment to the Lease Agreement between the Registrant and Recycling Technology Development dated January 18, 2007 (incorporated by reference to Exhibit 10.4A to our Form SB-2/A filed January 25, 2007)

Exhibit
Number	Description

10.5	Employment Agreement between the Registrant and Edward J. Gildea, dated March 2, 2006 (incorporated by reference to Exhibit 10.5 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.6	Employment Agreement between the Registrant and John A. Walsdorf, dated March 2, 2006 (incorporated by reference to Exhibit 10.7 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.7	Agreement between the Registrant and Weston Solutions, Inc., dated May 29, 2003 and modification dated October 6, 2004 (incorporated by reference to Exhibit 10.9 to our Registration Statement on Form SB-2 filed June 21, 2006)
10.8	IBR Plant License Agreement between International Bio Recovery Corporation and Mining Organics Management LLC, dated July 15, 2003 (incorporated by reference to Exhibit 10.10 to our Form SB-2/A filed July 5, 2006)
10.9	Revision dated February 9, 2006 to IBR Plant License Agreement dated July 15, 2003 (incorporated by reference to Exhibit 10.11 to our Form SB-2/A filed July 5, 2006)
10.10	Secured Convertible Promissory Note in favor of United Organic Products, LLC, dated January 24, 2008 (incorporated by reference to Exhibit 2.04 to our current report on Form 8-K filed January 29, 2008)
10.11	Secured Promissory Note in favor of Waste Recovery Industries, LLC, dated January 24, 2008 (incorporated by reference to Exhibit 2.05 to our current report on Form 8-K filed January 29, 2008)
10.12	New Jersey Economic Development Authority $17,500,000 Solid Waste Facilities Revenue Bonds (Converted Organics of Woodbridge, LLC — 2007 Project), dated February 16, 2007 (incorporated by reference to Exhibit 10.13 to our annual report on Form 10-K for the year ended December 31, 2008)
10.13	Secured Convertible Promissory Note in favor of SNC-Lavalin Project Services, Inc., dated June 16, 2009 (incorporated by reference to Exhibit 10.14 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009)
10.14	Secured Convertible Promissory Note in favor of Hatzel & Buehler, Inc. (incorporated by reference to Exhibit 10.15 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009)
10.15	Secured Convertible Promissory Note in favor of Recycling Technology Development, LLC dated March 31, 2009 (incorporated by reference to Exhibit 10.16 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009)
10.16	Subscription Agreement dated September 14, 2009 by and among Converted Organics Inc. and Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed September 14, 2009)
10.17	Security Agreement dated September 14, 2009 by and among Converted Organics Inc. and Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed September 14, 2009)
10.18	Subsidiary Security Agreement dated September 14, 2009 by and among Converted Organics of California, LLC, Converted Organics of Woodbridge, LLC and Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed September 14, 2009)
10.19	Subsidiary Guaranty dated September 14, 2009 by Converted Organics of California, LLC and Converted Organics of Woodbridge, LLC for the benefit of Iroquois Master Fund Ltd. (incorporated by reference to Exhibit 10.6 to our current report on Form 8-K filed September 14, 2009)
21.1	Subsidiaries of the Company (previously filed)
23.1	Consent of CCR LLP (previously filed)
24.1	Power of Attorney (previously filed with the signature page to the Form S-1)

*	To be filed by amendment.
†	Filed herewith.